CREDIT      ASSET              CREDIT SUISSE ASSET MANAGEMENT, LLC
SUISSE      MANAGEMENT
                               456 Lexington Avenue      Telephone 212 875 3500
                               New York, NY 10017-8140   Telefax 646 658 0728


                                                            November 14, 2005

State Street Bank and Trust Company
2 Avenue de Lafayette, LCC/4N
Boston, MA  02111
Attention:  Michael F. Walsh

         Re: Credit Suisse Trust (the "Fund")

Ladies and Gentlemen:

Please be advised that the uncle signed Fund has established a series of shares to be known as the Commodity Return Strategy Portfolio. In accordance with
Section 21, the Additional Funds provision, of that certain Custodian Contract dated as of October 20, 2000, by and among each management investment company party thereto and State Street Bank and Trust Company (as amended, modified or supplemented from time to time, the "Contract"), the undersigned Fund hereby requests that your bank act as Custodian for the aforementioned series under the terms of the Contract.

As required by said Section 21, the undersigned Fund hereby requests your execution of the attached Exhibit I, duly executed by the Fund and revised to reflect the addition of the aforementioned series. Pursuant to Section 21, upon execution of the attached Exhibit I, such additional series shall become Portfolio under the Contract.

Kindly indicate your acceptance of the foregoing by executing two copies of this letter and the attached Exhibit I, returning one complete set to the Fund and retaining one for your records,

                        Sincerely,

                        CREDIT SUISSE TRUST
                              on behalf of: Commodity Return Strategy Portfolio

                              By:    /s/ J. Kevin Gao
                                  ---------------------------------------------
                              Name:  J. Kevin Gao
                              Title: Vice President and Secretary

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:    /s/ Joseph L. Hooley
    ----------------------------------------------------
Name:  Joseph L. Hooley
Title: Executive Vice President
Attachment

                                    Exhibit I

October 31 Fiscal Year End Funds ("October 31 Funds")
-----------------------------------------------------
Credit Suisse Capital Appreciation Fund
Credit Suisse Capital Funds
                  Credit Suisse Large Cap Value Fund
                  Credit Suisse Small Cap Value Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse Institutional Fund
                  Capital Appreciation Portfolio
                  Harbinger Portfolio
                  International Focus Portfolio
                  Investment Grade Fixed Income Portfolio
                  Large Cap Value Portfolio
                  Select Equity Portfolio
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Opportunity Funds
Credit Suisse High Income Fund
                  Credit Suisse Strategic Allocation Fund - Conservative Credit Suisse Strategic Allocation Fund - Moderate Credit Suisse Strategic Allocation Fund - Aggressive
Credit Suisse Small Cap Growth Fund
Credit Suisse Target Return Fund

December 31 Fiscal Year End Funds ("December 31 Funds")
-------------------------------------------------------
Credit Suisse Cash Reserve Fund
Credit Suisse Global High Yield Fund
Credit Suisse Institutional Fixed Income Fund
Credit Suisse Institutional Money Market Fund
                  Government Portfolio
                  Prime Portfolio
Credit Suisse Large Cap Blend Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Trust
                  Blue Chip Portfolio
                  Commodity Return Strategy Portfolio
                  Emerging Markets Portfolio
                  Global Small Cap Portfolio
                  International Focus Portfolio
                  Large Cap Value Portfolio
                  Mid-Cap Growth Portfolio
                  Small Cap Growth Portfolio
                  Small Cap Value Portfolio

Each of the Investment Companies Listed Above and any Portfolios Thereof

By:    /s/ J. Kevin Gao
    -------------------------------------------------------------------
Name:  J. Kevin Gao
Title: Vice President and Secretary

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:    /s/ Joseph L. Hooley
    -------------------------------------------------------
Name:  Joseph L. Hooley

Title:  Executive Vice President, Duly Authorized